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                                                                    EXHIBIT 10.4


                              CKE RESTAURANTS, INC.

                 STOCK APPRECIATION RIGHTS AWARD AGREEMENT
                                      UNDER
                  2005 OMNIBUS INCENTIVE COMPENSATION PLAN


      THIS STOCK APPRECIATION RIGHTS AWARD AGREEMENT (the "Agreement") is entered into as of ____________, 2005 (the "Grant Date"), by CKE Restaurants, Inc., a Delaware corporation (the "Company"), and _____________ (the "Grantee") pursuant to the Company's 2005 Omnibus Incentive Compensation Plan (the "Plan"). Any capitalized term not defined herein shall have the same meaning ascribed to it in the Plan.

                                 R E C I T A L S:

      A. Grantee is an employee or director, and in connection therewith has rendered services for and on behalf of the Company or its Affiliates.

      B. The Company desires to issue Stock Appreciation Rights to Grantee to provide an incentive for Grantee to remain a Service Provider of the Company and to exert added effort towards its growth and success.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

      1. GRANT OF STOCK APPRECIATION RIGHTS. The Company hereby grants to the Grantee under the Plan and on the terms and on conditions set forth in this Agreement stock appreciation rights with respect to ______________ (_____________) shares of the Company's Common Stock at the "Base Value" per share set forth in Section 2 below (the "SARs").

      2. BASE VALUE AND BENEFIT. The Base Value of each SAR is _______, which is equal to the Fair Market Value of a share of the Company's Common Stock on the Grant Date. Each SAR entitles Grantee to receive from the Company upon the settlement of the SAR an amount, payable in cash, equal to the excess, if any, of (a) the Fair Market Value of one share of Stock on the date of settlement, over (b) the Base Value per share.

      3.    VESTING OF SARS.

            (a)   The SARs shall vest as follows:

      [INSERT VESTING SCHEDULE, EITHER TIME-BASED OR PERFORMANCE-BASED]
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      As used herein, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by any successor entity following a Change in Control, which is uninterrupted except for vacations, illness, or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, or (ii) service as a member of the Board of Directors of the Company until Grantee resigns, is removed from office, or Grantee's term of office expires and he or she is not reelected.

            (b) Notwithstanding the vesting schedule, if Grantee's employment terminates by reason of his or her death or Disability at any time the SARs shall become fully vested as of such date of termination.

            (c) If Grantee holds SARs at the time a Change in Control occurs, all of the SARs shall become immediately and unconditionally vested and exercisable, and the restrictions with respect to all of the SARs shall lapse, effective immediately prior to the occurrence of a Triggering Event (as defined below) occurring within the twelve (12) month period beginning with such Change in Control.

            (d) For purposes of this Section 3, the following terms shall have the meanings set forth below:

                  (i) "Triggering Event" shall mean (i) the termination of
            Continuous Service of Grantee by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue this Agreement in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.3 of the Plan.

                  (ii) "Cause" shall mean a determination by the Committee that
            Grantee (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Grantee's duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. In the event that the Grantee is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of "Cause" (or a term having similar meaning), such definition shall apply as the definition of a termination on account of "Cause" for purposes hereof, but only to the extent that such definition provides the Grantee with greater rights. A termination on account of Cause shall be communicated by written notice to the Grantee, and shall be deemed to occur on the date such notice is delivered to the Grantee.

                  (iii) "Constructive Termination" shall mean a termination of employment by Grantee within sixty (60) days following the occurrence of any one or more of the following events without the Grantee's written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive
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            compensation opportunity, aggregate employee benefits or (ii) a request that Grantee's location of employment be relocated by more than fifty (50) miles. In the event that the Grantee is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of "Constructive Termination," "Good Reason" or "Breach of Agreement" (or a term having a similar meaning), such definition shall apply as the definition of "Constructive Termination" for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Grantee with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

      4. TERM OF SARS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the SARs is a period of [five] years, expiring on the [fifth] anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the SARs will lapse three months after the termination of the Grantee's employment with the Company for any reason. The Committee may, subject to Section 9(c) below, prior to the lapse of the SARs under the circumstances described in this Section, extend the time to exercise the SARs. If the Grantee or his or her beneficiary exercises a SAR after termination of employment, the SARs may be exercised only with respect to the shares that were otherwise vested as of such termination.

      5. VALUE AND SETTLEMENT OF SARS.

            (a) The value due upon exercise or settlement of the SARs is calculated as follows: the number of SARs being exercised or settled, times the excess, if any, of (i) the Fair Market Value of one share of Stock on the date of exercise or settlement, over (ii) the Base Value of the SAR.

            (b) SARs subject to this Agreement that vest in accordance with the conditions set forth herein shall result in payment to Grantee of an amount calculated pursuant to Section 5(a) promptly on or as soon as practicable after the vesting date of such SARs. Such payment shall be subject to the tax withholding provisions of Section 9, and shall be in complete satisfaction of such vested SARs.

      6. DIVIDEND EQUIVALENTS. No dividend equivalent rights shall attach to the SARs granted hereby.

      7. ADJUSTMENTS TO SARS. Upon or in contemplation of any reclassification, recapitalization, stock split, reverse stock split or stock dividend; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Company as an entirety; then the Company shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances, make adjustments if appropriate in the number or terms of the SARs as provided in Section 4.3 of the Plan .
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      8. LIMITATION OF RIGHTS. The SARs do not confer to Grantee or Grantee's beneficiary any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the SARs. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any affiliate to terminate Grantee's employment at any time, nor confer upon Grantee any right to continue in the employment of the Company or any affiliate.

      9. INCOME TAX MATTERS.

            (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Grantee, are withheld or collected from Grantee.

            (b) The Company shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Company or any of its affiliates may reasonably be obligated to withhold with respect to the grant, vesting, or other event with respect to the SARs. The Company may, in its sole discretion, withhold an amount from the proceeds of the SARs upon exercise or settlement sufficient to satisfy the amount of any such withholding obligations that arise with respect to the vesting of such SARs. The Company may take such action(s) without notice to the Grantee and shall remit to the Grantee the balance of any proceeds from withholding such proceeds in excess of the amount reasonably determined to be necessary to satisfy such withholding obligations. The Grantee shall have no discretion as to the satisfaction of tax withholding obligations in such manner. If, however, any withholding event occurs with respect to the SARs other than upon the vesting of such SARs, or if the Company for any reason does not satisfy the withholding obligations with respect to the vesting of the SARs as provided above in this Section 9(b), the Company shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from other compensation payable to the Grantee the amount of any such withholding obligations.

            (c) The SARs evidenced by this Agreement, and the related payments to Grantee in settlement of vested SARs, is intended to be taxed under the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), and is not intended to provide and does not provide for the deferral of compensation within the meaning of Section 409A(d) of the Code. Therefore, the Company intends to report as includible in the Grantee's gross income for any taxable year an amount equal to the Fair Market Value of the shares of Common Stock covered by the SARs that vest (if any) during such taxable year, determined as of the date such SARs vest. In furtherance of this intended tax treatment, all vested Units shall be automatically settled and payment to the Grantee shall be made as provided in Section 1(c) hereof, but in no event later than March 15th of the year following the calendar year in which such Units vest. The Grantee shall have no power to affect the timing of such settlement or payment. The Company reserves the right to amend this Agreement, without the Grantee's consent, to the extent it reasonably determines from time to time that such amendment is necessary in order to achieve the purposes of this Section.

      10. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and effective (i) when delivered by hand, (ii) when otherwise delivered against receipt therefor, or (iii) three (3) business days after being mailed if sent by registered or certified mail, postage prepaid,
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return receipt requested. Any notice shall be addressed to the parties as follows or at such other address as a party may designate by notice given to the other party in the manner set forth herein:

            (a)   if to the Company:

                  CKE Restaurants, Inc.
                  6307 Carpinteria Ave., Ste. A
                  Carpinteria, CA 93013
                  Attention:  Chief Financial Officer

            (b) if to the Grantee, at the address shown on the signature page of this Agreement or at his most recent address as shown in the employment or stock records of the Company.

      11. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

      12. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

      13. AMENDMENT. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

      14. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

      15. CONFLICT OF PROVISIONS. The terms contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

      16. ASSIGNMENT. Grantee shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby, or (ii) delegate his or her duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

      17. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

      18. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of California without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

      19. NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall affect any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the
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Company or any of its subsidiaries to terminate at will the Grantee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Grantee may be a party.

      20. "MARKET STAND-OFF" AGREEMENT. Grantee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities (including any acquisition transaction where Company securities will be used as all or part of the purchase price), Grantee will not sell or otherwise transfer or dispose of any Shares held by Grantee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

      21. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

      22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Grantee and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Grantee and the Company.

                            [Signature Page Follows]
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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                              GRANTEE:

CKE RESTAURANTS, INC.

By:
      -------------------------------     --------------------------------------
Name:
      -------------------------------     --------------------------------------
                                                      (Print Name)
Title:
      -------------------------------

                                          Address:

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                                                                    EXHIBIT 10.4


                       CONSENT AND RATIFICATION OF SPOUSE


      The undersigned, the spouse of _____________________, a party to the attached Stock Appreciation Rights Award Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Stock Appreciation Rights (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

      I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

Date:
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                                                     (Signature)


                                          --------------------------------------
                                                     (Print Name)